                                                                 Exhibit 99(s)

                                                                 EXECUTION COPY

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                                WARRANT AGREEMENT


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.


                                       AND


                             BERKSHIRE HATHAWAY INC.


                               DATED MAY 30, 2001

                  WARRANTS TO PURCHASE 1,714,285 COMMON SHARES


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

                                TABLE OF CONTENTS

                                                                                                      PAGE
SECTION 1.  Definitions..................................................................................1

SECTION 2.  Purchase and Sale............................................................................6

SECTION 3.  The Closing..................................................................................6

SECTION 4.  Representations and Warranties of the Issuer.................................................6

SECTION 5.  Representations and Warranties of Holder.....................................................8

SECTION 6.  Covenants...................................................................................10

SECTION 7.  Conditions to Obligations of Holder.........................................................11

SECTION 8.  Conditions to Obligations of Issuer.........................................................12

SECTION 9.  Duration and Exercise of Warrants...........................................................13

SECTION 10.  Voting Rights..............................................................................16

SECTION 11.  Call Option................................................................................16

SECTION 12.  Reservation of Warrant Shares..............................................................18

SECTION 13.  Adjustment of Exercise Price and
                        Number of Warrant Shares Purchasable............................................18

SECTION 14.  Registration, Transfer and Exchange of
                        Certificates....................................................................23

SECTION 15.  Restrictions on Transfer...................................................................25

SECTION 16.  Payment of Taxes; Expenses.................................................................26

SECTION 17.  Miscellaneous..............................................................................27

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                                                                              2

Exhibit A        Form of Series A Warrant Certificate
Exhibit B        Form of Series B Warrant Certificate
Exhibit C        Warrant Register
Exhibit D        Definition of "Transactions"
Exhibit E        Registration Rights Agreement

                           WARRANT AGREEMENT dated May 30, 2001,
                           between WHITE MOUNTAINS INSURANCE GROUP,
                           LTD., a company existing under the laws of Bermuda (the "ISSUER"), and BERKSHIRE HATHAWAY INC., a Delaware corporation ("HOLDER").

                  WHEREAS Holder is a party to the Subscription Agreement (the "SUBSCRIPTION AGREEMENT") dated as of May 30, 2001, pursuant to which Holder has agreed to purchase 300,000 shares of Series A Preferred Stock of Newco for a purchase price of $225 million; and

                  WHEREAS the Issuer desires to issue to Holder, and Holder desires to purchase from the Issuer, for a purchase price of $75 million, 1,170,000 Series A Warrants to acquire 1,170,000 Common Shares of Issuer and 544,285 Series B Warrants to acquire 544,285 Common Shares of Issuer, in each case, at an exercise price of $175 per share.

                  NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

                  SECTION 1. DEFINITIONS. As used in this Warrant Agreement, the following terms shall have the following meanings, unless the context requires otherwise:

                  "AFFILIATE" of a specified Person means any Person that is a direct or indirect wholly-owned subsidiary of such specified Person.

                  "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York or Bermuda are authorized or obligated by law or executive order to close.

                  "CGU" shall mean CGU Corporation, a Delaware corporation and a wholly-owned subsidiary of CGNU plc.

                  "CLOSING" shall have the meaning given to such term in Section 3.

                  "CLOSING DATE" shall have the meaning given to such term in
Section 3.

                  "CLOSING PRICE" per Common Share on any date shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, Inc., or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, Inc., as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trade on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board of Directors. If the Common Shares are not publicly held or so listed or publicly traded, "Closing Price" shall mean the fair market value per share as determined in good faith by the Board of Directors of the Issuer in reliance upon an opinion of a nationally recognized investment bank and certified in a resolution sent to the Designated Holder.

                  "COMMON SHARES" shall mean common shares of the Issuer, par value $1 per share.

                  "CONVERTIBLE SECURITIES" shall mean any rights, warrants, options or other securities convertible into or exercisable or exchangeable for Common Shares, other than any Permitted Issuances.

                  "CURRENT MARKET PRICE" per Common Share on any date shall be deemed to be the Closing Price per Common Share on the Trading Day immediately prior to such date.

                  "DESIGNATED HOLDER" shall mean (a) any Person holding more than 50% of the aggregate Warrants then outstanding or (b) in the event no Person satisfies clause (a) of this definition, one or more Persons who together

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                                                                             3

hold, in the aggregate, more than 50% of the aggregate Warrants then outstanding.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "EXERCISE PRICE" shall mean the exercise price per Warrant Share of a Series A Warrant or a Series B Warrant, which shall initially be $175 per Warrant Share, subject to adjustment as provided in Section 13.

                  "EXPIRATION DATE" shall mean the seventh anniversary of the Closing Date or, if such day is not a Business Day, the next succeeding Business Day.

                  "FAIR MARKET VALUE" means, as of any date, with respect to a Common Share (including any Warrant Share), the average of the Closing Prices of a Common Share for the ten consecutive Trading Days immediately prior to the determination date or, if the Common Shares are not listed or admitted to trade on any national securities exchange, the fair market value per share as determined in good faith by the Board of Directors of the Issuer in reliance upon an opinion of a nationally recognized investment bank and certified in a resolution sent to the Designated Holder.

                  "GOVERNMENTAL AUTHORITY" shall mean any Federal, state, municipal, foreign or other court or governmental or administrative body or agency or any other regulatory or self-regulatory body.

                  "MATERIAL ADVERSE EFFECT" with respect to any Person means a material adverse effect on (a) the business, financial condition or results of operations of such Person and its subsidiaries, taken as a whole, or (b) the ability of such Person to perform its obligations under this Warrant Agreement.

                  "NEWCO" shall have the meaning assigned to such term in Exhibit D.

                  "NOTICE OF TRANSFER" shall have the meaning assigned to such term in Section 9(f)(iii).

                  "PERMITTED ISSUANCES" shall mean (a) any shares, warrants, options, rights or other securities of the Issuer

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                                                                              4

outstanding on the date hereof, (b) the Warrants and Warrant Shares, (c) any securities of the Issuer that are issued in connection with, and on terms substantially consistent with, the Transactions, (d) any stock options or other securities of the Issuer granted pursuant to any employee benefit plan or program of the Issuer and any Common Shares or other securities of the Issuer issued upon exercise thereof; PROVIDED, HOWEVER, that in the case of a grant to a director or officer (as defined in Rule 16a-1(f) of the Exchange Act) of the Issuer, such grant shall not be a "Permitted Issuance" if an aggregate of more than 300,000 Common Shares (subject to adjustment in proportion to any adjustment of the number of Warrant Shares pursuant to Section 13(a)) shall have been granted, or shall be subject to be granted on the exercise of other securities that shall have been granted, to directors and officers of the Issuer following the Closing Date pursuant to any employee benefit plan or program of the Issuer, (e) any securities of the Issuer issued in consideration for the acquisition of a business and (f) any public offering of any securities of the Issuer, including pursuant to the Registration Rights Agreement, under the Securities Act.

                  "PERSON" shall mean any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust or other entity.

                  "REQUIRED SHAREHOLDER APPROVAL" shall mean the approval by Issuer's shareholders of the issuance of Warrant Shares upon the exercise of Series B Warrants, in compliance with Section 312.03(c) of the New York Stock Exchange Listed Company Manual.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "SERIES A WARRANT" shall mean each Series A Warrant issued pursuant to this Warrant Agreement, which entitles the record holder thereof to purchase from the Issuer at the Warrant Office one Common Share (subject to adjustment as provided in Section 13), at the Exercise Price at any time before 5:00 p.m., New York City time, on the Expiration Date.

                  "SERIES B WARRANT" shall mean each Series B Warrant issued pursuant to this Warrant Agreement, which entitles the record holder thereof to
(1) purchase from the Issuer at the Warrant Office one Common Share (subject to adjustment as provided in Section 13), at the Exercise Price at any time (i) after the earlier of (A) March 31, 2003, and (B) the date the Required Shareholder Approval is obtained and (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, or (2) after March 31, 2003 and at any time prior to 5:00 p.m., New York City time, on the Expiration Date, if the Required Shareholder Approval has not then been obtained, upon surrender of the Warrant Certificate evidencing such Series B Warrants to the Issuer for cancelation in exchange therefor, receive the cash payment pursuant to Section 9(b) hereof.

                  "TRADING DAY" means a day on which the principal national securities exchange on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange, any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York or Bermuda are authorized or obligated by law or executive order to close.

                  "TRANSACTIONS" shall have the meaning assigned to such term in Exhibit D.

                  "WARRANTS" shall mean Series A Warrants and Series B Warrants.

                  "WARRANT CERTIFICATES" shall mean a certificate evidencing one or more Series A Warrants and/or Series B Warrants, as applicable, substantially in the form of Exhibit A and Exhibit B hereto, respectively, with such changes therein as may be required to reflect any adjustments made pursuant to Section 13.

                  "WARRANT OFFICE" shall mean the office or agency of the Issuer at which the Warrant Register shall be maintained and where the Warrants may be presented for exercise, exchange, substitution and transfer, which office or agency will be the office of the Issuer, 80 South Main Street, Hanover, New Hampshire 03755, which office or agency may be changed by the Issuer pursuant to notice in writing to the Person(s) named in the Warrant Register as the holder(s) of the Warrants.

                  "WARRANT REGISTER" shall mean the register, substantially in the form of Exhibit C hereto, maintained by the Issuer at the Warrant Office.

                  "WARRANT SHARES" shall mean the Common Shares issuable or issued upon exercise of the Series A Warrants or Series B Warrants, as applicable, as the number and/or type of such shares may be adjusted from time to time pursuant to Section 13.

                  SECTION 2. PURCHASE AND SALE. On the Closing Date, and subject to the terms and conditions of this Warrant Agreement (including Section 7), the Issuer agrees to issue and sell to Holder, and Holder agrees to purchase and accept from the Issuer, for an aggregate purchase price of $75 million (the "PURCHASE PRICE"), (a) Series A Warrants to acquire 1,170,000 Common Shares and
(b) Series B Warrants to acquire 544,285 Common Shares, in each case, at the Exercise Price. Subject to the terms and conditions of this Warrant Agreement and in reliance upon the representations, warranties and agreements of Holder hereunder, the Issuer shall deliver to Holder on the Closing Date (against payment of the Purchase Price in immediately available funds by wire transfer to a bank designated by the Issuer) one or more warrant certificate(s) representing Series A Warrants and Series B Warrants in the forms attached as Exhibit A and Exhibit B, respectively, to this Warrant Agreement.

                  SECTION 3. THE CLOSING. Subject to the terms and conditions of this Warrant Agreement, the purchase and sale provided for herein (the "CLOSING") will take place (a) at the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, NY 10019, at 10:00 a.m., New York City time, on the date on which the Transactions are consummated (the "TRANSACTION CLOSING DATE") or (b) such other time, date and place on or prior to the Transaction Closing Date as shall be fixed by agreement among the parties hereto. The date and time of Closing are herein referred to as the "CLOSING DATE".

                  SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer hereby represents and warrants, as follows:

                  (a) The Issuer has been duly formed, and is validly existing and in good standing, under the laws of Bermuda. The issuance, sale and delivery by the

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                                                                              7

         Issuer of this Warrant Agreement and the Warrant Certificates, the issuance of the Warrants and the issuance of the Warrant Shares upon exercise of the Warrants have been duly authorized by the Issuer. Upon issuance and delivery and upon payment therefor as contemplated hereby,
         (i) the Warrants and the Warrant Certificates will constitute legal, valid, binding and enforceable obligations of the Issuer and (ii) the Warrant Shares, when issued upon exercise of the Warrants in accordance with the terms thereof, including payment therefor, will be duly authorized, validly issued, fully paid and nonassessable Common Shares. This Warrant Agreement has been duly and validly executed and delivered by the Issuer and is the legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms.

                  (b) No action, consent or approval by, or filing with a Governmental Authority, is required to be made by the Issuer in connection with the execution and delivery by the Issuer of this Warrant Agreement or the consummation by the Issuer of the transactions contemplated hereby, other than (i) such consents, approvals or filings required in connection with the Transactions, including the filing of premerger notification and report forms under the Hart-Scott- Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), (ii) the filing of premerger notification and report forms under the HSR Act in connection with Holder's exercise of the Warrants, (iii) filings and notices required under the insurance laws of each jurisdiction in which the Issuer or its subsidiaries or CGU or its subsidiaries conducts business, in each case in connection with Holder's investment in the Issuer and Newco as contemplated by this Warrant Agreement and the Subscription Agreement, (iv) those which may be required solely by reason of Holder's (as opposed to any other third party's) participation in the Transactions or in transactions contemplated hereby and (v) such other consents, approvals and filings, the failure of which to obtain would not have a Material Adverse Effect on the Issuer.

                  (c) None of the execution, delivery or performance of this Warrant Agreement by the Issuer will (i) result in any violation of or be in conflict with or constitute a default under any terms of the organizational documents of the Issuer, (ii) result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which the Issuer is a party or by which the Issuer or its property is bound or (iii) violate any judgment, order, decree, statute, law, rule or regulation applicable to the Issuer, other than, in the case of the foregoing clauses (ii) and (iii), any violation, conflict, breach or default that would not have a Material Adverse Effect on the Issuer.

                  (d) No broker, investment banker, financial advisor or other person other than Lehman Brothers Inc., the fees and expenses of which will be paid by Newco, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Warrant Agreement based upon arrangements made by or on behalf of the Issuer.

                  (e) The authorized share capital of Issuer consists of (i) 50,000,000 Common Shares and (ii) 20,000,000 preference shares. As of the date hereof, 5,896,115 Common Shares are issued and outstanding, 81,000 Common Shares were subject to employee stock options and 441,400 Common Shares were reserved for issuance pursuant to employee benefit plans of Issuer. Except as set forth above, as of the date hereof, no shares of capital stock or other equity securities of Issuer are issued, reserved for issuance or outstanding.

                  SECTION 5. REPRESENTATIONS AND WARRANTIES OF HOLDER. Holder represents and warrants to the Issuer as follows:

                  (a) Holder has been duly formed, and is validly existing and in good standing, under the laws of the State of Delaware. Holder has full right, power and authority to consummate the transactions contemplated herein. This Warrant Agreement has been duly and validly executed and delivered by Holder and is the legal, valid and binding obligation of Holder enforceable against Holder in accordance with its terms.

                  (b) No action, consent or approval by, or filing with, any Governmental Authority, by reason of authority over the affairs of Holder, is required to be made or obtained by Holder in connection with the execution and delivery by Holder of this Warrant Agreement or the consummation by Holder of the transactions contemplated hereby other than (i) the approvals, filings and notices required under the insurance laws of such jurisdictions in which the Issuer or its subsidiaries, or CGU or its subsidiaries, conducts business, in each case in connection with Holder's investment in the Issuer and Newco as contemplated by this Warrant Agreement and the Subscription Agreement,
         (ii) the filing of pre-merger notification and report forms under the HSR Act in connection with Holder's exercise of the Warrants and (iii) such other consents, approvals and filings, the failure of which to obtain would not have a Material Adverse Effect on Holder.

                  (c) None of the execution, delivery or performance of this Warrant Agreement by Holder will (i) result in any violation of or be in conflict with or constitute a default under any terms of the organizational documents of Holder, (ii) result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which Holder is a party or by which Holder or its property is bound or (iii) violate any judgment, order, decree, statute, law, rule or regulation applicable to Holder, other than, in the case of the foregoing clauses (ii) and
         (iii), any violation, conflict, breach or default that would not have a Material Adverse Effect on Holder.

                  (d) Holder is acquiring the Warrants hereunder for investment, solely for its own account and not with a view to, or for resale in connection with, the distribution of such Warrants or Warrant Shares.

                  (e) Holder is an "ACCREDITED INVESTOR" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act). The financial situation of Holder is such that it can afford to bear the economic risk of holding the Warrants and Warrant Shares.
         Holder can afford to suffer the complete loss of its investment in the Warrants and Warrant Shares. The

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                                                                             10

         knowledge and experience of Holder in financial and business matters is such that it is capable of evaluating the risks of the investment in the Warrants and Warrant Shares. Holder acknowledges that no representations, express or implied, are being made with respect to the Issuer, Newco, the Warrants, Warrant Certificates and Warrant Shares, or otherwise, other than those expressly set forth herein or in the Subscription Agreement dated as of May 30, 2001.

                  (f) No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Warrant Agreement based upon arrangements made by or on behalf of Holder.

                  SECTION 6. COVENANTS.

                  (a) REASONABLE BEST EFFORTS; FURTHER ACTIONS. Each of Issuer and Holder will use its reasonable best efforts to take or cause to be taken all action and to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Warrant Agreement. If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Warrant Agreement or to vest the Holder with full title to the Warrants, the proper officers, directors, partners or duly authorized representatives of each party to this Warrant Agreement shall take all such necessary action.

                  (b) CONSENTS. Each of the Issuer and Holder will cooperate with each other, and use its reasonable best efforts, in filing any necessary applications, reports or other documents with, giving any notices to, and seeking any consents from, all regulatory bodies and all governmental agencies and authorities (including the filing of any pre- merger notification and report forms under the HSR Act) and all third parties as may be necessary or desirable in connection with the consummation of the transactions contemplated by this Warrant Agreement.

                  (c) REQUIRED SHAREHOLDER APPROVAL. The Issuer shall seek the Required Shareholder Approval not later than its 2001 Annual Meeting.

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                                                                             11

                  (d) NO ADDITIONAL COMMON SHARES. The Issuer will not issue any additional Common Shares prior to obtaining the Required Shareholder Approval if and to the extent that such issuance would reduce (after any adjustment as provided in Section 13) the number of Warrant Shares that Issuer would be permitted under Section 312.03(c) of the New York Stock Exchange Listed Company Manual to issue to Holder upon the exercise of any Series A Warrants.

                  SECTION 7. CONDITIONS TO OBLIGATIONS OF HOLDER. Holder's obligation to purchase the Warrants pursuant to this Warrant Agreement (the "HOLDER INVESTMENT") are subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

                  (a) concurrently with the Closing hereunder, the Transactions shall have been consummated pursuant to the terms and conditions of the Stock Purchase Agreement, the Commitment Letter, the WTM Equity Term Sheet (each as defined in Exhibit D) and the Subscription Agreement, which shall not have been amended and the closing conditions contained therein waived in any material respect without Holder's prior written consent;

                  (b) after giving effect to the consummation of the Transactions, the corporate and capital structure of the Issuer and its subsidiaries shall be as set forth in Exhibit D, except for such changes as shall not adversely affect in any material respect the Holder;

                  (c) there shall not exist on the Closing Date any injunction or other order, or statute, rule or regulation, of any Governmental Authority preventing or prohibiting the consummation of the Holder Investment;

                  (d) there shall have been received all necessary approvals from state insurance regulators (which approvals shall permit exercise of the Warrants without any further approvals other than (i) expiration or termination of any applicable waiting period under the HSR Act and
         (ii) in the case of the Series B Warrants, the Required Shareholder Approval) with respect to the Holder Investment;

                  (e) the representations and warranties of the Issuer set forth in this Warrant Agreement that are qualified as to materiality shall be true and correct and those not so qualified shall be true and correct in all material respects as of the Closing Date as though made on the Closing Date (except to the extent any such representation or warranty speaks as of an earlier date, in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date);

                  (f) Issuer shall have performed in all material respects all obligations required to be performed by it under this Warrant Agreement at or prior to the Closing Date;

                  (g) the Issuer shall have executed and delivered to Holder the Registration Rights Agreement substantially in the form of Exhibit E; and

                  (h) Issuer shall have delivered to Holder a written notice of the Closing three Business Days prior to the Closing Date, and on the Closing Date, prior to the Holder Investment, an officer's certificate as to the satisfaction, to such officer's knowledge, of all of the conditions to Holder's obligations hereunder (other than as to matters that have been waived by, or are within the knowledge or control of, Holder).

                  SECTION 8. CONDITIONS TO OBLIGATIONS OF ISSUER. The Issuer's obligations to sell and deliver the Warrants to Holder pursuant to this Warrant Agreement are subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

                  (a) concurrently with the Closing hereunder, the Transactions shall have been consummated;

                  (b) there shall not exist on the Closing Date any injunction or other order, or statute, rule or regulation, of any Governmental Authority preventing or prohibiting the consummation of the Holder Investment;

                  (c) there shall have been received all necessary approvals from state insurance regulators (which approvals shall permit exercise of the Warrants without any further approvals other than (i) expiration or termination of any applicable waiting period under the

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                                                                             13

         HSR Act or (ii) in the case of the Series B Warrants, the Required Shareholder Approval) with respect to Holder Investment;

                  (d) the representations and warranties of Holder set forth in this Warrant Agreement that are qualified as to materiality shall be true and correct and those not so qualified shall be true and correct in all material respects as of the Closing Date as though made on the Closing Date (except to the extent any such representation or warranty speaks as of an earlier date, in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date);

                  (e) Holder shall have performed in all material respects all obligations required to be performed by it under this Warrant Agreement at or prior to the Closing Date; and

                  (f) Holder shall have delivered to the Issuer on the Closing Date, an officer's certificate as to the satisfaction, to such officer's knowledge, of all of the conditions to the Issuer's obligations hereunder (other than as to matters that have been waived by, or are within the knowledge or control of, the Issuer).

                  SECTION 9. DURATION AND EXERCISE OF WARRANTS.

                  (a) SERIES A WARRANTS. Subject to the terms and conditions of this Warrant Agreement, the registered holder of Series A Warrants evidenced by a Warrant Certificate shall have the right, at its option, to exercise, in whole or in part, its Series A Warrants on any Business Day at any time on or after the Closing Date and prior to 5:00 p.m., New York City time, on the Expiration Date.

                  (b) SERIES B WARRANTS. Subject to the terms and conditions of this Warrant Agreement, the registered holder of Series B Warrants evidenced by a Warrant Certificate shall have the right, at its option, to exercise, in whole or in part, its Series B Warrants on any Business Day at any time (i) after the earlier of (A) March 31, 2003, and (B) the date the Required Shareholder Approval is obtained and (ii) prior to 5:00 p.m., New York City time, on the Expiration Date. If the Required Shareholder Approval has not been obtained at or prior to the time of the valid

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                                                                             14

exercise by a registered holder of any Series B Warrants evidenced by a Warrant Certificate, in lieu of issuing Warrant Shares upon such exercise, the Issuer shall pay such registered holder in cash, for each Warrant Share to which such holder would otherwise be entitled upon exercise of such Series B Warrants, and upon surrender of the Warrant Certificate evidencing such Series B Warrants to the Issuer for cancelation in exchange therefor, an amount equal to the Fair Market Value of such Warrant Share as of the date of such exercise less the Exercise Price for such Warrant Share. Any cash payment due from the Issuer to a registered holder pursuant to this Section 8(b) shall be made by the Issuer not later than 90 days after written notice of the exercise of the applicable Warrants has been given to the Issuer by such registered holder.

                  (c) EXERCISE OF WARRANTS. Subject to the provisions of this Warrant Agreement (including this Section 9), upon surrender of the Warrant Certificate evidencing Series A Warrants or Series B Warrants to be exercised, with the form of election to purchase on the reverse thereof duly completed and signed by the registered holder thereof, to the Issuer at the Warrant Office, and upon payment of the aggregate Exercise Price for the number of Warrant Shares in respect of which such Warrants are being exercised in lawful money of the United States of America, the Issuer shall issue and cause to be delivered to the registered holder of such Warrants a certificate for the Warrant Shares issued upon such exercise of such Warrants. Such registered holder shall be deemed to have become a holder of record of such Warrant Shares as of the date of exercise of such Warrants; PROVIDED that such registered holder tenders payment of the aggregate Exercise Price for such Warrant Shares not later than the third Business Day following such exercise date. Except as set forth in
Section 15(c)(iii) or 15(d), each Warrant Share shall bear the legend set forth in Section 15(c)(iii).

                  (d) PARTIAL EXERCISE OF WARRANTS. If less than all the Warrants evidenced by a Warrant Certificate are exercised at any time, one or more new Warrant Certificate(s) shall be issued for the remaining number of Warrants evidenced by such Warrant Certificate(s). Each new Warrant Certificate so issued shall bear the legend set forth in Section 15(c) if the Warrant Certificate presented in connection with partial exercise thereof bore such legend. All Warrant Certificates surrendered upon exercise of Warrants shall be canceled.

                  (e) NO FRACTIONAL SHARES. The Issuer shall not be required to issue fractional Common Shares upon exercise of any Warrants but may pay for any such fraction of a share an amount in cash equal to the Current Market Price per Common Share as of the exercise date of such Warrants multiplied by such fraction.

                  (f) HSR ACT.

                  (i) Any purchase of a Warrant Share upon exercise of a Warrant shall be subject to compliance with the HSR Act, including the expiration or termination of any required waiting periods thereunder.

                  (ii) Prior to the exercise of any Warrant to purchase Warrant Shares, the registered holder thereof shall file any premerger notification and report forms under the HSR Act required or advisable in connection with the exercise of such Warrant and any required waiting periods thereunder shall have expired or been terminated; PROVIDED that such holder nevertheless may exercise such Warrants without filing such notification and report forms if:

                           (A) such holder provides a certificate in a form
                  satisfactory to the Issuer representing that such holder is acquiring such Warrants solely for the purpose of investment in reliance upon the exemption provided pursuant to Section
                  802.9 of the rules promulgated under the HSR Act; and

                           (B) the number of Common Shares held (after giving
                  effect to the exercise of Warrants pursuant to this clause
                  (ii)) in the aggregate by such holder, its ultimate parent entity (as defined in the rules promulgated under the HSR
                  Act), if any, and all entities (as defined in the rules promulgated under the HSR Act) directly or indirectly controlled (as defined in the rules promulgated under the HSR
                  Act) by such holder and, if applicable, its ultimate parent entity is equal to or less than 10% of the number of Common Shares outstanding at the time of such exercise (after giving effect to the exercise of Warrants pursuant to this clause
                  (ii)).

                  (iii) In the event that (A) if required, approval under the HSR Act cannot be obtained within 180 days after the filing of the premerger notification and report forms by the registered holder of a Warrant for any reason other than the failure of such holder to use its reasonable best efforts to obtain such approval and (B) such holder has used its reasonable best efforts to exercise all Warrants which may be exercised by it pursuant to the proviso to Section 9(f)(ii) (including the delivery to Issuer of the certificate required pursuant to clause
         (A) thereof), then such holder shall be permitted, notwithstanding
         Section 15(a), to transfer such holder's unexercised Warrants to one or more third-parties reasonably acceptable to the Issuer not earlier than 30 days after such holder certifies in writing to the Issuer that such holder has complied with this Section 9(f)(iii) and intends to effect such transfer(s) ("NOTICE OF TRANSFER"); PROVIDED that, in lieu of permitting such transfer(s), the Issuer may purchase, by delivering written notice thereof at any time during the 30 days following the date of such holder's Notice of Transfer, such Warrants proposed to be transferred for a cash purchase price per Warrant Share equal to the Fair Market Value per Warrant Share less the Exercise Price per Warrant Share as of the date such holder gives the Issuer a Notice of Transfer. Any cash payment due from the Issuer to a registered holder pursuant to the proviso of this Section 9(f)(iii) shall be made by the Issuer not later than 90 days after the date of such holder's Notice of Transfer.

                  SECTION 10. VOTING RIGHTS. The Warrants shall not (prior to exercise thereof) confer upon the holder(s) thereof the right to vote or any other right as stockholder of the Issuer.

                  SECTION 11. CALL OPTION.

                  (a) From time to time, and at any time, after the fourth anniversary of the date of the issuance of Warrants and prior to the Expiration Date, upon written notice from the Issuer to each registered holder holding any outstanding Warrants (a "CALL NOTICE"), the Issuer may purchase all or less than all of the Warrants outstanding (the "CALL OPTION"), for cash in an aggregate amount equal to $60 million, assuming the purchase of all Warrants initially issued hereunder, or a pro rata portion of $60 million, assuming the purchase of less than all such

Warrants; PROVIDED that, if less than all of the outstanding Warrants are purchased, the Issuer shall purchase such Warrants from each registered holder on a PRO RATA basis; PROVIDED FURTHER, that following any Call Notice, each holder shall have 30 days following the date of such Call Notice to deliver to the Issuer written notice of its election to exercise any Warrants covered by such Call Notice. Any Call Notice shall state the number of Warrants to be purchased from each registered holder, the price to be paid to each holder, the method of determination of such price, the date of the purchase and that the Issuer has funds available to it in an amount sufficient to make such purchase.

                  (b) Subject to the rights of each registered holder pursuant to Section 11(d), the Issuer shall purchase the unexercised Warrants from each registered holder not earlier than 31 days and not later than 60 days after the date of the Call Notice; PROVIDED that if the Issuer does not satisfy its obligations in respect of such Call Notice (except as provided in Section 11(d)) at the end of such 60- day period, such Call Notice shall cease to be in effect unless otherwise agreed to by the Designated Holder.

                  (c) On the date designated, each holder of Warrants subject to a Call Notice shall surrender such Warrants to the Issuer without any representation or warranty (other than that such holder has (i) good and valid title thereto free and clear of liens, claims, encumbrances and restrictions of any kind and (ii) the power and authority to surrender such Warrants), against payment therefor by wire transfer to an account in a bank located in the United States designated by such holder for such purpose.

                  (d) If within 30 days of the delivery to any holder of the Call Notice referred to in Section 11(a) hereto such holder delivers to the Issuer a notice of its election to exercise any Warrants covered by such Call Notice and, within 15 days thereafter, files any premerger notification and report forms under the HSR Act required for such holder's exercise of the Warrants, to the extent that all of the Warrants cannot be exercised pursuant to the exception provided under Section 802.9 of the HSR Act in accordance with the procedures set forth in Section 9(f)(ii), the Issuer's Call Option shall be tolled to allow such holder either to (i) comply with the HSR Act within the time period provided in Section 9(f)(iii) or (ii) transfer such holder's unexercised Warrants pursuant to the terms of Section 9(f)(iii); PROVIDED that, in lieu of permitting such transfer, the Issuer may purchase, by delivering written notice thereof at any time during the 30 days following the date of such holder's Notice of Transfer, such Warrants proposed to be transferred for a cash purchase price per Warrant Share equal to the Fair Market Value per Warrant Share less the Exercise Price per Warrant Share as of the date such holder gives the Issuer written notice of such proposed exercise pursuant to Section 11(a). Any cash payment due from the Issuer to a registered holder pursuant to the proviso of this Section 11(d) shall be made by the Issuer not later than 90 days after the date of such holder's Notice of Transfer.

                  SECTION 12. RESERVATION OF WARRANT SHARES. The Issuer will at all times have authorized, and will reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the Warrants, the number of shares deliverable upon exercise of all outstanding Warrants. The Issuer covenants that all Warrant Shares that may be issued upon the exercise of the Warrants and payment of the Exercise Price therefor, all as set forth in this Warrant Agreement, will be free from all taxes, liens and charges in respect of the issue thereof (other than (i) taxes in respect of any transfer occurring contemporaneously or otherwise specified herein and (ii) any liens imposed or arising from the restrictions on transfer contained in Section 15 of this Warrant Agreement or as a result of actions taken by Holder). The Issuer agrees that its issuance of the Warrants shall constitute full authority to the officers of the Issuer who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Warrant Shares upon the exercise of the Warrants and surrender of the Warrant Certificate(s) evidencing such Warrants to the Issuer for cancelation in exchange for such Warrant Shares.

                  SECTION 13. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES PURCHASABLE. The Exercise Price and the number of Warrant Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time after the date of issuance of the Warrants and prior to the Expiration Date in the applicable manner, and upon the occurrence of any of the events, enumerated in this Section 13.

                  (a) SHARE DIVIDENDS, SUBDIVISIONS, RECLASSIFICATIONS, COMBINATIONS. If the Issuer declares a dividend or makes a distribution on the outstanding Common Shares in Common Shares, or subdivides or reclassifies the outstanding Common Shares into a greater number of Common Shares, or combines the outstanding Common Shares into a smaller number of Common Shares, then, in each such event,

                  (i) the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the registered holder of each Warrant shall be entitled to receive, upon the exercise thereof, the number of Common Shares which such holder would have been entitled to receive immediately after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or the record date therefor, whichever is earlier; and

                  (ii) an adjustment made pursuant to this clause (a) shall become effective (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of Common Shares entitled to receive such dividend or distribution or (B) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

                  (b) ISSUANCE OF COMMON SHARES OR CONVERTIBLE
SECURITIES.

                  (i) If the Issuer issues any Common Shares or Convertible Securities, other than any Permitted Issuance or issuance to which
         Section 13(a) or (c) applies, without consideration or at a price per Common Share (or having an exercise or conversion price per Common Share) less than the Current Market Price per Common Share as of the date of such issuance, then in each such event, the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto (the "INITIAL NUMBER") shall be adjusted so that the registered holder thereof shall be entitled to receive, upon the exercise thereof, the number of

         Common Shares determined by multiplying the Initial Number by a fraction, of which:

                           (A) the numerator shall be the sum of (I) the number
                  of Common Shares outstanding on such date and (II) the number of additional Common Shares issued (or into which the Convertible Securities may be exercised or convert), and

                           (B) the denominator shall be the sum of (I) the
                  number of Common Shares outstanding on such date and (II) the number of Common Shares which the aggregate consideration receivable by the Issuer for the total number of Common Shares so issued (or into which the Convertible Securities may be exercised or convert) would purchase at the Fair Market Value on such date. For purposes of this subparagraph, the aggregate consideration receivable by the Issuer in connection with the issuance of Common Shares or of securities exercisable for or convertible into Common Shares shall be deemed to be equal to the sum of the net offering price (after deduction of any related expenses payable to third parties) of all such securities plus the minimum aggregate amount, if any, payable upon exercise or conversion of any such Convertible Securities into Common Shares.

                  (ii) an adjustment made pursuant to this clause (b) shall become effective immediately after the date of such issuance.

                  (iii) upon the expiration or termination of any unexercised Convertible Securities or of conversion or exchange privileges pursuant to any Convertible Securities for which any adjustment was made pursuant to this clause (b), the number of Warrant Shares issuable upon exercise of any as yet unexercised Warrants shall be readjusted and shall thereafter be such number as would have been determined had the number of Common Shares issuable upon exercise of the Warrants been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the Common Shares, if any, actually issued or sold upon the exercise of such Convertible Securities or conversion or exchange right of such

         Convertible Securities and (B) the consideration actually received by the Issuer upon such exercise, conversion or exchange plus the consideration, if any, actually received by the Issuer for the issuance or sale of all of such Convertible Securities whether or not exercised. No such readjustment shall have the effect of decreasing the number of Warrant Shares issuable upon exercise of the Warrants by an amount in excess of the amount of the adjustment initially made for the issuance or sale of such Convertible Securities.

                  (c) ISSUANCES UPON MERGER, CONSOLIDATION OR SALE OF ISSUER.

                  (i) If the Issuer shall be a party to any transaction (including a merger, consolidation, sale of all or substantially all of the Issuer's assets, liquidation or recapitalization of the Common Shares and excluding any transaction to which Section 13(a), (b) or (e) applies) in which the previously outstanding Common Shares shall be changed into or, pursuant to the operation of law or the terms of the transaction to which the Issuer is a party, exchanged for different securities of the Issuer or common shares or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing, then, as a condition of the consummation of such transaction, lawful and adequate provision shall be made so that each holder of Warrants shall be entitled, upon exercise, to an amount per Warrant equal to (A) the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as applicable, into which or for which each Common Share is changed or exchanged multiplied by (B) the number of Common Shares for which a Warrant is exercisable (or in the case of Series B Warrants, would be exercisable following March 31, 2003 or receipt of the Required Shareholder Approval) immediately prior to the consummation of such transaction.

                  (ii) In case the Issuer is a party to a transaction described in paragraph (i) of Section 13(c) resulting in the change or exchange of the Common Shares prior to the earlier of March 31, 2003 or the receipt of the Required Shareholder Approval, then as a condition of the consummation of such transaction, lawful and adequate provision shall be made so that immediately after the consummation of such transaction, all of the Series B Warrants shall become immediately exercisable.

                  (d) EXERCISE PRICE ADJUSTMENT. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, the Exercise Price per Warrant Share payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price per Warrant Share immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of such Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares purchasable immediately after such adjustment.

                  (e) LIQUIDATION. In the event of an order being made or an effective resolution being passed for the dissolution, liquidation or winding-up, whether voluntary or involuntary, of the Issuer, or if any other dissolution of the Issuer by operation of law is to be effected, then each registered holder of a then outstanding Warrant shall be entitled to receive distributions with respect to such Warrant on an equal basis with the holders of Common Shares, as if such Warrant had been exercised immediately prior to such event, less the aggregate Exercise Price per such Warrant. Nothing in this
Section 13(e) shall have the effect of requiring a holder of Warrants to make any actual payment to the Issuer.

                  (f) ADJUSTMENT TO WARRANT CERTIFICATE. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of the Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same Exercise Price per share and number and kind of shares as are stated on the Warrant Certificates initially issuable pursuant to this Warrant Agreement, but such Exercise Price and number and kind of shares shall be understood to be adjusted as provided herein.

                  (g) NOTICES OF ADJUSTMENT.

                  (i) Upon any adjustment of the Exercise Price or number of Warrant Shares issuable upon exercise pursuant to Section 13, the Issuer shall promptly, but in any event within 10 days thereafter, cause to be given to each registered holder of a Warrant, at its address appearing on the Warrant Register by registered mail, postage prepaid, a certificate signed by an executive officer setting forth the Exercise Price as so adjusted and/or the number of Common Shares or other securities or assets issuable upon the exercise of each Warrant as so adjusted and describing in reasonable detail the facts accounting for such adjustment and the method of calculation used. Where appropriate, such certificate may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 14.

                  (ii) In the event the Issuer proposes to take (or receives notice of) any action which would require an adjustment of the Exercise Price or number of Warrant Shares issuable upon exercise pursuant to
         Section 13, then the Issuer shall cause to be given to each registered holder of Warrants at its address appearing on the Warrant Register, at least 10 days prior to the applicable record date or effective date for such action (or as expeditiously as possible after the occurrence of any involuntary dissolution, liquidation or winding up referred to in
         Section 13(e)), a written notice in accordance with Section 13: (A) stating such record date or effective date, (B) describing such action in reasonable detail and (C) stating the date as of which it is expected that holders of record of Common Shares shall be entitled to receive any applicable dividends or distributions or to exchange their shares for securities or other property, if any, deliverable upon such action. The failure to give the notice required by this Section 13(g) or any defect therein shall not affect the legality or validity of any such action or the vote upon any such action.

                  SECTION 14. REGISTRATION, TRANSFER AND EXCHANGE OF
CERTIFICATES.

                  (a) REGISTRATION. The Issuer shall maintain at the Warrant Office the Warrant Register for registration of the Warrants and Warrant Certificates and transfers thereof. On the Closing Date the Issuer shall register the outstanding Warrants and Warrant Certificates in the name of Holder. The Issuer may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof and the Warrants represented thereby (notwithstanding any notation of ownership or other writing on the Warrant Certificates made by any Person) for the purpose of any exercise thereof or any distribution to the holder(s) thereof, and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

                  (b) TRANSFER. Subject to Section 15, the Issuer shall register the transfer of any outstanding Warrants in the Warrant Register upon surrender of the Warrant Certificate(s) evidencing such Warrants to the Issuer at the Warrant Office, accompanied (if so required by it) by a written instrument of transfer in form satisfactory to it, duly executed by the registered holder thereof or by the duly appointed legal representative thereof. Upon any such registration of transfer, new Warrant Certificate(s) evidencing such transferred Warrants shall be issued to the transferee and the surrendered Warrant Certificate(s) shall be canceled. If less than all the Warrants evidenced by Warrant Certificate(s) surrendered for transfer are to be transferred, new Warrant Certificate(s) evidencing such remaining number of Warrants shall be issued to the holder surrendering such Warrant Certificate(s).

                  (c) EXCHANGE. Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Issuer at the Warrant Office, for another Warrant Certificate or other Warrant Certificates of like series and tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled.

                  (d) NO CHARGE; LEGEND. No charge shall be made for any such transfer or exchange except for any tax or other governmental charge imposed in connection therewith. Except as provided in Sections 15(c) and (d), each Warrant Certificate issued upon transfer or exchange shall bear the legend set forth in
Section 15(c) if the Warrant Certificate presented for transfer or exchange bore such legend.

                  (e) MUTILATED OR MISSING WARRANT CERTIFICATES. If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Issuer shall issue, in exchange and substitution for and upon cancelation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like series and tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Issuer of such loss, theft or destruction of such Warrant Certificate and, if requested, indemnity satisfactory to it. No service charge shall be made for any such substitution, but all expenses and reasonable charges associated with procuring such indemnity and all stamp, tax and other governmental duties that may be imposed in relation thereto shall be borne by the holder of such Warrant Certificate. Each Warrant Certificate issued in any such substitution shall bear the legend set forth in Section 15(c) if the Warrant Certificate for which such substitution is made bore such legend.

                  SECTION 15. RESTRICTIONS ON TRANSFER.

                  (a) Subject to Section 9(f)(iii), the Warrants shall not be transferable, except to one or more Affiliates of Holder after the Closing.

                  (b) Holder acknowledges that the Warrants and the Warrant Shares issuable upon exercise thereof have not been registered under the Securities Act and agrees that it will not resell, assign, distribute or otherwise transfer any of its Warrants or Warrant Shares except in compliance with the registration requirements of the Securities Act and applicable state securities laws or pursuant to an available exemption therefrom.

                  (c) (i) Holder agrees, and each subsequent transferee pursuant to Section 15(a) shall agree by written instrument reasonably satisfactory to the Issuer, that it will not transfer any Warrants or Warrant Shares except in compliance with this Warrant Agreement.

                  (ii) Each Warrant Certificate issued to Holder or to a subsequent transferee pursuant to Section 15(a) shall include a legend in substantially the following form:

                  THE WARRANTS AND UNDERLYING SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

                  IN ADDITION, THE WARRANTS MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT DATED MAY 30, 2001, BETWEEN THE ISSUER AND THE INITIAL HOLDER OF THE WARRANTS NAMED THEREIN, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL

                  OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                  (iii) Each Warrant Share issued to Holder or to a subsequent transferee of the Warrants pursuant to Section 15(a) (unless the legal opinion reasonably acceptable to the Issuer delivered in connection therewith is to the effect that such legend is not required in order to ensure compliance with the Securities Act) shall include a legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

                  (d) The restrictions set forth in Section 15(b) shall terminate and cease to be effective with respect to any Warrant Shares transferred in a transaction (i) registered under the Securities Act and (ii) without registration pursuant to the exemption provided by Rule 144 promulgated under the Securities Act. Whenever such restrictions shall so terminate, each holder of such Warrant Shares shall be entitled to receive from the Issuer, without expense (other than transfer taxes, if any), Warrant Certificates or certificates for such Warrant Shares not bearing the legend set forth in Section 15(c)(iii) at which time the Issuer will rescind any transfer restrictions relating thereto.

                  SECTION 16. PAYMENT OF TAXES; EXPENSES.

                  (a) PAYMENT OF TAXES. The Issuer will pay all taxes (other than any applicable income or similar taxes payable by the holders of the Warrants or Warrant Shares) attributable to the initial issuance of Warrant Shares upon the exercise of the Warrants; PROVIDED that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue of any Warrant Certificate or any certificate for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Issuer shall not be required to issue or deliver such certificates unless or until the Person(s) requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

                  (b) EXPENSES. Whether or not the transactions contemplated in this Warrant Agreement are consummated, each party hereto shall pay its own fees and expenses incident to preparing for, entering into and carrying out this Warrant Agreement and the consummation of the transactions contemplated hereby.

                  SECTION 17. MISCELLANEOUS.

                  (a) AMENDMENT AND WAIVER. This Warrant Agreement may not be amended or supplemented except by an instrument in writing signed by the Issuer and the Designated Holder, and any term or provision of this Warrant Agreement may be waived, but only in writing by the party which is entitled to the benefit thereof PROVIDED, that (i) the Exercise Price may not be increased, (ii) the number of Warrant Shares issuable upon exercise of the Warrants may not be reduced (except pursuant to Section 13 hereof), (iii) the Expiration Date may not be changed to an earlier date and (iv) this Section 17(a) may not be amended except, in each case with the unanimous written consent of the registered holders of any affected outstanding Warrants and/or Warrant Shares, as the case may be. The waiver by any party hereto of a breach of any provision of this Warrant Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

                  (b) COUNTERPARTS. This Warrant Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument. It shall not be necessary for each party to sign each counterpart so long as every party has signed at least one counterpart.

                  (c) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or sent by registered or certified mail (return receipt requested), postage prepaid, or by telecopy to the parties to this Warrant Agreement at the following addresses or at such other address for a party as shall be specified by like notice:

                  If to Issuer, at the Warrant Office.

                  If to any registered holder of Warrants, to such holder's name and address as shall appear on the Warrant Register.

                  If to any registered holder of Warrant Shares, to such holder's name and address as shall appear on the Common Shares registry of the Issuer.

All such notices and communications shall be deemed to have been received on the date of delivery, on the date that the telecopy is confirmed as having been received or on the third business day in New York after the mailing thereof, as the case may be.

                  (d) ASSIGNMENT. Neither this Warrant Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party to this Warrant Agreement (except to a permitted transferee pursuant to Section 9(f)(iii) or Section 15(a) following the Closing) without the prior written consent of the other parties, and any attempt to assign any right, remedy, obligation or liability arising hereunder without such consent shall be void.

                  (e) ENTIRE AGREEMENT. This Warrant Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, written and oral.

                  (f) BINDING EFFECT. This Warrant Agreement shall be binding upon and inure to the sole and exclusive benefit of the Issuer, its successors and assigns, and the registered holders from time to time of the Warrants and the Warrant Shares.

                  (g) EXPENSES; INDEMNIFICATION.

                  (i) Whether or not the purchase and sale of the Warrants is consummated, each party hereto shall pay its own fees and expenses incident to preparing for, entering into and carrying out this Warrant Agreement and the consummation of the transactions contemplated hereby.

                  (ii) A party in material breach of this Warrant Agreement shall, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees, incurred by the other party by reason of the enforcement and protection of its rights under this Warrant Agreement. The payment of such expenses is in addition to any other relief to which such other party may be entitled.

                  (h) APPLICABLE LAW AND JURISDICTION; SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

                  (i) This Warrant Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to any applicable principles of conflict of laws to the extent that the application of the laws of another jurisdiction would be required thereby. Any and all suits, legal actions or proceedings against any party hereto arising out of this Warrant Agreement shall be brought in the United States Federal court sitting in the Southern District of New York, or, if such court shall not have jurisdiction, in the Supreme Court of the State of New York sitting in the County of New York, and each party hereby submits to and accepts the exclusive jurisdiction of such courts for the purpose of such suits, legal action or proceedings. Each party hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any such suit, legal action or proceeding in any such court and hereby further waives any claim that any suit, legal action or proceeding brought in any such court has been brought in an inconvenient forum. The parties hereto agree that service of process in connection with any suit, legal action or proceeding brought hereunder or in connection herewith may be made in accordance with the provisions of this Section 17(h) in addition to any other means of service of process permitted by law.

                  (ii) Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation arising out of or relating to this Warrant Agreement. Each party (i) certifies that no representative, agent or attorney of another party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Warrant Agreement by, among other things, the mutual waivers and certifications set forth in this Section 17(h).

                  (i) ARTICLE AND SECTION HEADINGS. The article, section and other headings contained in this Warrant Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Warrant Agreement.

                  (j) TERMINATION.

                  (i) This Warrant Agreement may be terminated at any time prior to the Closing (A) by the mutual consent of the Issuer and Holder, (B) by the Issuer or Holder if the Stock Purchase Agreement
         (as such term is defined in Exhibit D hereto) is terminated or (C) by Holder or Issuer, if the Closing has not occurred on or prior to March 31, 2001 (the "Drop-Dead Date"); PROVIDED, HOWEVER, that the Drop-Dead Date may be extended by the Issuer to the date to which the Termination Date (as defined in the Stock Purchase Agreement) is extended pursuant to the terms of Section 10.1(b) of the Stock Purchase Agreement.

                  (ii) This Warrant Agreement shall terminate and be of no further force and effect at the earlier of the close of business on the Expiration Date or the date following the Closing Date on which none of the Warrants shall be outstanding (whether by reason of the exercise thereof or the redemption thereof by the Issuer).

                  (iii) This Warrant Agreement may be terminated at any time prior to the Closing by Holder, upon written notice to the Issuer, if
         (A) any of the conditions to Holder's obligation hereunder set forth in
         Section 7 shall have become incapable of fulfillment prior to June 30, 2001, and shall not have been waived by Holder, or (B) there shall be any order, injunction or decree of any Governmental Entity which prohibits consummation of Holder's purchase of the Warrants and such order, injunction or decree shall have become final and nonappealable; PROVIDED, HOWEVER, that Holder is not then in material breach of any of its representations, warranties, covenants or agreements contained in this Warrant Agreement.

                  (iv) If this Warrant Agreement is terminated and the transactions contemplated herein are abandoned as described in this
         Section 17(j), this Warrant Agreement shall become null and void and of no further force and effect, without any liability on the part of any party, other than this Section 17, which provisions shall survive termination and except to the extent that such termination results from the breach by any party of any representation, warranty or covenant set forth in this Warrant Agreement. Nothing in this Section 17(j)(iv) shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Warrant Agreement.

                  (k) BENEFITS OF THIS WARRANT AGREEMENT. Nothing in this Warrant Agreement shall be construed to give to any Person other than the Issuer and the registered holders of the Warrants and the Warrant Shares any legal or equitable right, remedy or claim under this Warrant Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.

                              WHITE MOUNTAINS INSURANCE
                              GROUP, LTD.,

                                by
                                  ---------------------------------------------
                                  Name:
                                  Title:

                              BERKSHIRE HATHAWAY INC.,

                                  by
                                    -------------------------------------------
                                    Name:
                                    Title:

                                                                      Exhibit A

                               WARRANT CERTIFICATE

         THE WARRANTS AND UNDERLYING SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT.

         IN ADDITION, THE WARRANTS MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT DATED MAY 30, 2001, BETWEEN THE ISSUER AND THE INITIAL HOLDER OF THE WARRANTS NAMED THEREIN, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                               WARRANT CERTIFICATE
                         evidencing Warrants to purchase
                                 Common Stock of
                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

No. A-1                                                      1,170,000 Warrants

                  This Warrant Certificate certifies that Berkshire Hathaway Inc., its affiliate, or registered assigns, is the registered holder of Series A Warrants (the "SERIES A WARRANTS") to purchase Common Shares, par value $1 per share, of WHITE MOUNTAINS INSURANCE GROUP, LTD., a company existing under the laws of Bermuda (the "ISSUER"). Each Warrant entitles the holder, subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from the Issuer at any time prior to 5:00 P.M., local time of the Warrant Office, on May 30, 2008 or, if such day is not a Business Day, the next succeeding Business Day (the "EXPIRATION DATE"), 1,170,000 fully paid and nonassessable Common Shares of the Issuer (the "WARRANT SHARES") at a price (the "EXERCISE PRICE") of $175 per Warrant Share payable in lawful money of the United States of America, upon surrender of this Warrant Certificate, execution of the annexed Form of Election to Purchase and payment of the Exercise Price at the office of the Issuer at 80 South Main Street, Hanover, New Hampshire 03755 or such other address as the Issuer may specify in writing to the registered holder of the Warrants evidenced hereby (the "WARRANT OFFICE"). The Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement referred to below.

                  The Issuer may deem and treat the registered holder(s) of the Warrants evidenced hereby as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holder(s) hereof, and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

                  Warrant Certificates, when surrendered at the Warrant office by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

                  Upon due presentment for registration of transfer of this Warrant Certificate at the Warrant Office, a new Warrant Certificate or Warrant Certificates of like series and tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement dated May 30, 2001, between the Issuer and Berkshire Hathaway Inc. (the "WARRANT AGREEMENT"). Said Warrant Agreement is hereby incorporated by reference in and made a part of this Warrant Certificate and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Issuer and the holders.

                  IN WITNESS WHEREOF, the Issuer has caused this Warrant Certificate to be signed by its duly authorized officers.

                                         WHITE MOUNTAINS INSURANCE
                                         GROUP, LTD.

                                           by
                                             ----------------------------------
                                             Name:
                                             Title:

                              ELECTION TO PURCHASE

                    (To be executed upon exercise of Warrant)

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _________ Warrant Shares and herewith tenders payment for such Warrant Shares to the order of the Issuer in the amount of $_______ in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of ____________________ whose address is _____________________ and that such certificate be delivered to _________________ whose address is _____________________. If said number of Warrant Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of ___________________ whose address is _____________________ and that such Warrant Certificate be delivered to
___________________ whose address is _____________________.


Signature:              _______________________
                        (Signature must conform
                        in all respects to name
                        of holder as specified
                        on the face of the
                        Warrant Certificate.)

Date:                   ____________________

                                                                      Exhibit B

                               WARRANT CERTIFICATE

         THE WARRANTS AND UNDERLYING SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT.

         IN ADDITION, THE WARRANTS MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT DATED MAY 30, 2001, BETWEEN THE ISSUER AND THE INITIAL HOLDER OF THE WARRANTS NAMED THEREIN, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                               WARRANT CERTIFICATE
                         evidencing Warrants to purchase
                                Common Shares of
                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

No. B-1                                                        544,285 Warrants

                  This Warrant Certificate certifies that Berkshire Hathaway Inc., or registered assigns, is the registered holder of Series B Warrants (the "SERIES B WARRANTS") to purchase Common Shares, par value $1 per share, of WHITE MOUNTAINS INSURANCE GROUP, LTD., a company existing under the laws of Bermuda (the "ISSUER"). Each Warrant entitles the holder, subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from the Issuer at any time (a) after the earlier of (i) March 31, 2003 and (ii) the date the Required Shareholder Approval is obtained and (b) prior to 5:00 P.M., local time of the Warrant Office, on May 30, 2008 or, if such day is not a Business Day, the next succeeding Business Day (the "EXPIRATION DATE"), 544,285 fully paid and nonassessable Common Shares of the Issuer (the "WARRANT SHARES") at a price (the "EXERCISE PRICE") of $175 per Warrant Share payable in lawful money of the United States of America, upon surrender of this Warrant Certificate, execution of the annexed Form of Election to Purchase and payment of the Exercise Price at the office of the Issuer at 80 South Main Street, Hanover, New Hampshire 03755 or such other address as the Issuer may specify in writing to the registered holder of the Warrants evidenced hereby (the "WARRANT OFFICE"). The Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement referred to below.

                  If after March 31, 2003, the Required Shareholder Approval has not been obtained at the time of the exercise by the registered holder hereof of any Series B Warrants, in lieu of issuing Common Shares, the Issuer shall pay such registered holder in cash, for each Common Share to which such registered holder would otherwise be entitled upon exercise of such Series B Warrants, and upon surrender of such Series B Warrants to the Issuer for cancelation in exchange therefor, an amount equal to the Fair Market Value of such Warrant Share as of the date of such exercise less the Exercise Price for such Warrant Share. Any cash payment due from the Issuer to a registered holder pursuant to this provision shall be made by the Issuer not later than 90 days after written notice of the exercise of the applicable Warrants has been given to the Issuer by such registered holder.

                  The Issuer may deem and treat the registered holder(s) of the Warrants evidenced hereby as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holder(s) hereof, and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

                  Warrant Certificates, when surrendered at the Warrant office by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

                  Upon due presentment for registration of transfer of this Warrant Certificate at the Warrant Office, a new

Warrant Certificate or Warrant Certificates of like series and tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement dated May 30, 2001, between the Issuer and Berkshire Hathaway, Inc. (the "WARRANT AGREEMENT"). Said Warrant Agreement is hereby incorporated by reference in and made a part of this Warrant Certificate and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Issuer and the holders.

                  IN WITNESS WHEREOF, the Issuer has caused this Warrant Certificate to be signed by its duly authorized officers.

                                    WHITE MOUNTAINS INSURANCE
                                    GROUP, LTD.

                                      by
                                        ---------------------------------------
                                        Name: John J. Byrne
                                        Title: Chairman and Chief
                                               Executive Officer

                              ELECTION TO PURCHASE

                    (To be executed upon exercise of Warrant)

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____________ Warrant Shares and herewith tenders payment for such Warrant Shares to the order of the Issuer in the amount of $_______ in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of _____________________ whose address is ___________________ and that such certificate be delivered to _________________ whose address is ________________. If said number of Warrant Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of ___________________ whose address is ______________________ and that such Warrant Certificate be delivered to
_______________ whose address is __________________________.


Signature:             _______________________
                       (Signature must conform
                       in all respects to name
                       of holder as specified
                       on the face of the
                       Warrant Certificate.)

Date:                  ____________________

                              ELECTION TO PURCHASE

                    (To be executed upon exercise of Warrant for cash in the event of no Required Shareholder Approval)

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____________ Warrant Shares. Because the Required Shareholder Approval has not been obtained by the Issuer, the undersigned hereby irrevocably elects to receive, in lieu of Warrant Shares and upon surrender of the Warrant Certificate evidencing such Series B Warrants being exercised by the undersigned hereunder to the Issuer for cancelation in exchange therefor, an amount in cash equal to the Fair Market Value as of the date hereof of such Warrant Shares subject to the exercise hereof less the Exercise Price for such Warrant Shares to be delivered to the undersigned not later than ninety (90) days after the date hereof.


Signature:             _______________________
                       (Signature must conform
                       in all respects to name
                       of holder as specified
                       on the face of the
                       Warrant Certificate.)
Date:                  ____________________

                                                                      Exhibit C

                                WARRANT REGISTER

                                 ORIGINAL NUMBER
WARRANT                          OF WARRANTS AND                  NAMES AND ADDRESS
CERTIFICATE NO.                  WARRANT SHARES                   OF WARRANT HOLDERS
A-1                              1,170,000                        Berkshire Hathaway Inc.
                                                                  1440 Kiewit Plaza
                                                                  Omaha, NE 68131
B-1                              544,285                          Berkshire Hathaway Inc.
                                                                  1440 Kiewit Plaza
                                                                  Omaha, NE 68131